  Exhibit 99.1

Kforce Inc. Announces Transfer of Listing of Common Stock to the New York Stock Exchange

TAMPA, FL, May 6, 2024 — Kforce Inc. (Nasdaq: KFRC),(“Kforce”), a solutions firm that specializes in technology and professional staffing services, announced today that it will transfer the listing and trading of its common stock to the New York Stock Exchange (“NYSE”) from the Nasdaq Stock Market LLC (“Nasdaq”).
Kforce’s common stock is expected to begin trading on the NYSE on May 20, 2024, and will continue to be traded under its current ticker symbol “KFRC.” Kforce’s common stock is expected to continue to trade on Nasdaq until the close of the market on May 17, 2024. To commemorate the event, Kforce is expected to ring the opening bell at the NYSE on September 16, 2024.
“We are excited to announce the transfer of our company’s stock listing to the NYSE, which represents another step in our nearly 30-year journey as a public company," said Joseph Liberatore, President and CEO of Kforce. “This strategic move reflects our confidence in the NYSE's market infrastructure and global visibility, which we expect will enable us to strengthen our position, expand our reach, and create long-term value for all of our stockholders."
“An established leader and innovator in staffing and technology solutions belongs at a world class stock exchange,” said John Tuttle, Vice Chair, NYSE Group. “We are thrilled to welcome Kforce to the NYSE, where they join our community of entrepreneurs and disruptors who are setting the pace for innovation worldwide.”
About Kforce Inc.
Kforce is a solutions firm specializing in technology, finance and accounting, and professional staffing services. Our KNOWLEDGEforce® empowers industry-leading companies to achieve their digital transformation goals. We curate teams of technical experts who build solutions custom-tailored to each client’s needs. These scalable, flexible outcomes are shaped by deep market knowledge, thought leadership and our multi-industry expertise. Our integrated approach is rooted in 60 years of proven success deploying highly skilled professionals on a temporary and direct-hire basis. Each year, more than 20,000 talented experts work with a significant majority of the Fortune 500. Together, we deliver Great Results Through Strategic Partnership and Knowledge Sharing®.
Michael R. Blackman, Chief Corporate Development Officer
(813) 552-2927

Cautionary Note Regarding Forward-Looking Statements
All statements in this press release, other than those of a historical nature, are forward-looking statements including, but not limited to, statements regarding the transfer of our national securities exchange listing to the NYSE, including the expected dates that our common stock will begin trading on the NYSE and cease trading on Nasdaq as well as the ringing of the opening bell at the NYSE. Such forward-looking statements are within the meaning of that term in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Factors that could cause actual results to differ materially include the following: Kforce’s ability to meet, and maintain compliance with, NYSE listing standards; business conditions; the occurrence of unanticipated expenses, income, gains or losses; our ability to comply with government regulations, laws, orders, guidelines and policies that impact our business and the transfer of our listing to the NYSE; risk of contract performance, delays, termination or the failure to obtain new assignments or contracts, or funding under contracts; impacts of actual or potential litigation or other legal or regulatory matters or liabilities, including the risk factors and matters listed from time to time in the Firm’s reports filed with the Securities and Exchange Commission, including, but not limited to, the Firm’s Form 10-K for the fiscal year ended December 31, 2023, as well as assumptions regarding the foregoing. The terms “should,” “believe,” “estimate,” “expect,” “intend,” “anticipate,” “plan” and similar expressions and variations thereof contained in this press release identify certain of such forward-looking statements, which speak only as of the date of this press release. As a result, such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Future events and actual results may differ materially from those indicated in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and the Firm undertakes no obligation to update any forward-looking statements.